                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                              September 30, 1997


                               Mobil Corporation

                               -----------------

             (Exact Name of registrant as specified in its charter)


        Delaware                      1-7555                    13-2850309
--------------------------------------------------------------------------------
(State of Other Jurisdiction       (Commission              (I.R.S. Employer
   of Incorporation)               File Number)             Identification No.)

3225 Gallows Road
Fairfax, Virginia                   22037-0001

(Address of Principal               (Zip Code)
  Executive Offices)

       Registrant's telephone number, including area code (703) 846-3000


                                   No Change

              -----------------------------------------------------
         (Former name or former address, if changed since last report)

        Item 7. Exhibits. The documents listed below are filed as Exhibits with reference to the Registration Statement (the "Registration Statement") on Form S-3 (Registration No. 333-13457) of Mobil Corporation (the "Company"), Mobil Transport Finance Company Inc. (the "Charterer"), and certain other subsidiaries of the Company. The Registration Statement and the Prospectus Supplement, dated September 23, 1997, to the Prospectus, dated November 12, 1996, relate to the offering of the Company's Pass Through Certificates, Series 1997-B.



                                 EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
-----------  -----------

        1.1 Underwriting Agreement, among Mobil Corporation, Mobil Transport Finance Company Inc. and Morgan Stanley & Co. Incorporated.

        4.1 Pass Through Trust Supplement, among Mobil Corporation, Mobil Transport Finance Company Inc. and State Street Bank and Trust Company, dated as of September 30, 1997.

        4.2     Form of Indenture relating to the Vessel.

        4.3     Form of Secured Note relating to the Vessel.

        4.4     Form of Ship Mortgage relating to the Vessel.

        4.5     Form of Demise Charter Party relating to the Vessel.

        4.6     Form of Trust Agreement relating to the Vessel.

        4.7     Form of Participation Agreement relating to the Vessel.

        4.8     Form of Guaranty relating to the Vessel.

        4.9     Form of Appendix of Definitions.

                                  SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        MOBIL CORPORATION


                        By: /s/ W.R. Arnheim
                            ---------------------------------
                        Name:  W.R. Arnheim
                        Title: Treasurer


Dated:  October 6, 1997

                                 EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
-----------  -----------

        1.1 Underwriting Agreement, among Mobil Corporation, Mobil Transport Finance Company Inc. and Morgan Stanley & Co. Incorporated.

        4.1 Pass Through Trust Supplement, among Mobil Corporation, Mobil Transport Finance Company Inc. and State Street Bank and Trust Company, dated as of September 30, 1997.

        4.2     Form of Indenture relating to the Vessel.

        4.3     Form of Secured Note relating to the Vessel.

        4.4     Form of Ship Mortgage relating to the Vessel.

        4.5     From of Demise Charter Party relating to the Vessel.

        4.6     Form of Trust Agreement relating to the Vessel.

        4.7     Form of Participation Agreement relating to the Vessel.

        4.8     Form of Guaranty relating to the Vessel.

        4.9     Form of Appendix of Definitions.